WELCOME AND AGENDA INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE Tracy Krumme VP, Investor Relations

Comments made during this meeting and in these materials may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target,” “believe,” “estimate,” “forecast,” “pursue” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s anticipated or expected results, growth and financial performance, including its outlook for the period from 2013 to 2016; projections of revenue, profit growth, operating growth and other financial items, including its expected NPOI, revenue and EPS growth, its projected free cash flow and adjusted free cash flow generation, its projected effective tax rate and cash tax rate, its anticipated software and recurring revenue growth, and its expectations regarding margin expansion, in each case for the period from 2013 through 2016 and beyond; continuous improvement and cost savings initiatives and the expected benefits of those initiatives; future business segment performance; expected benefits from the acquisition of Retalix Ltd., including with respect to cost synergy targets and the acquisition’s effect on the strength of its solutions portfolio; revenue and solution diversification and differentiation and the anticipated benefits thereof; strategies and intentions regarding its pension plans and the effects thereof, including with respect to “Phase III” of its pension strategy; expectations and beliefs regarding business, consumer and market trends and the growth of total, available and addressable markets; discussion of other strategic initiatives and related actions; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. These materials are dated November 11, 2013, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and the related presentation materials will include “non-GAAP” measures, including non-pension operating income (or NPOI), free cash flow (FCF), adjusted free cash flow, non-GAAP earnings per share, constant currency and Adjusted EBITDA. An explanation of these non-GAAP measures and a reconciliation of these non-GAAP measures to comparable GAAP measures are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and are available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR’s SEC reports. These presentation materials and the associated remarks made during this meeting are integrally related and are intended to be presented and understood together. Note to Investors 2

Time Speaker & Topic 12:40 p.m. Bill Nuti NCR Strategy 1:05 p.m. Andy Heyman Financial Services 1:40 p.m. John Bruno Retail 2:05 p.m. Kim Eaton Hospitality 2:30 p.m. Bob Fishman Financial Review & 3-Year Outlook 2:50 p.m. BREAK 3:00 p.m. - 4:00 p.m. Q&A Panel Bill Nuti, John Bruno, Bob Fishman, Peter Dorsman, Andy Heyman, Kim Eaton 4:00 p.m. - 5:00 p.m. Management Meet and Greet & Solutions Demos 2013 Investor Day Agenda 3

STRATEGY INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE Bill Nuti Chairman, Chief Executive Officer and President

Growth Initiatives
"The balanced orchestration between legacy and growth initiatives has led to a more thoughtful reinvention"
Radiant SYSTEMS
SCOPUS
Retalix Acquisition
Scopus Alliance
Retalix
Mobiqa Acquisition
NCR launches Silver
Radiant Acquisition
mobiqa
SDM Technology Released
ERP Implementation
Business Unit to Functional Model
Industry Leading Serviceability All-in-one Terminal Released (70XRT)
Entertainment Initiative
Council Implementation
Deals Desk Implementation
Transoft Acquisition
ISG and Sales Alignment
Line of Business Reporting
Leadership Development and Emerging Leaders Program (Top 300)
2ST Released
World's First Dual Core POS Terminal Released (80xrt)
Continuous Improvement Org./SDP/Advantage
CRVE Implementation
Functional to Line of Business Model
Sale of Entertainment to Coinstar
uGenius Acquisition
2005
Rebuilding our foundation
Leadership & Culture Change
Foundation for growth
2013
Run the Current Play - Learn the Company
Phase II Cost Reduction
Move to Productivity
Management System Installation
NCR Employee Development University
In-source Manufacturing (Flextronics to NCR)
Customer Relationship Survey
Critical Accounts Program
Employee Engagement Survey / Social Contract
Finance Transformation
Global Grading Program
Central Spend Cost Reductions
Services Consolidation
Lean Operations Network
Manuf. Restructuring Dundee to Budapest
TERADATA
Teradata Spin-off
Made in USA: Overseas jobs come home
Columbus, GA Manuf. Facility
Manaus, Brazil R&D and Manuf.
Pension Strategy Phase II
Pension Strategy Phase III
Puducherry, India Manufacturing Facility
ATLANTA
Corporate HQ Move to GA
Pension Strategy Phase I
Legacy Initiatives

Consistent Strategic & Operational Execution “The results of the NCR Reinvention to date” FY ’04* FY’13 Guidance HIGHLIGHTS Revenue $4.6B $6.1B - $6.2B** Exceeded analyst expectations for 15 consecutive quarters Gross Margin(1) 21.1% 28.6% Gross margin has expanded 750 basis points from end of FY ‘04 – FY ‘13 guidance NPOI(1) % of Revenue 3.1% 11.5% Reached all-time high NPOI margin of 12.3% in Q3 2013 Software(2) Revenue ~$275M $725M - $775M In 2013, software is expected to account for ~12% of revenue, with anticipated Y/Y growth of 29% - 38% * Excluding Teradata ** FY '13 Revenue Guidance as reported 6

Strong Track Record of Execution SOURCE: COMPANY PUBLIC FILINGS * Non-GAAP EPS below CAGR due to impact of interest expense related to pension funding FY ‘10 – FY ‘13 Forecast FY ‘13 Guidance Revenue 6-8%CAGR ~9% CAGR NPOI(1) 15-20%CAGR 22-23% CAGR NPOI % of Revenue 9-10% ~11.5% Non-GAAP EPS(1) $2.15-$2.50 $2.70 - $2.80 NCR stock price $14.1111/16/10 $36.54 11/8/13 FY ‘12 – FY ‘15 Forecast Q3 ‘13 YTD vs. Q3 ‘12 YTD Progress Report Revenue 7-9% CAGR 9% NPOI(1) 15-20% CAGR 22% NPOI % of Revenue ~13% 11.1% Non-GAAP EPS(1) 15-20% CAGR 12%* NCR stock price $22.385/15/12 $36.54 11/8/13 2010 Investor Day 2013 Investor Day 2010 Investor Day 2012 Investor Day 2012 Investor Day 2013 Investor Day 7

8 FY '05 FY '06 FY '07 FY '08 FY '09 FY '10 FY '11 FY '12 FY '13 OL NCR REVENUE MIX (%) 44% 44% 43% 43% 48% 48% 47% 44% 45% HARDWARE SOFTWARE(2) SERVICES 6% 6% 6% 6% 7% 7% 8% 10% 12% 50% 50% 51% 51% 45% 45% 45% 46% 43% (e) Our Strategy Drives a New Business Model Doubling our software revenue in just eight years 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 9/30/13 HARDWARE SOFTWARE SERVICES AND OTHERIBM REVENUE MIX (%) 47% 44% 43% 41% 37% 34% 32% 32% 27% 24% 22% 19% 17% 18% 18% 17% 16% 14% 15% 14% 15% 16% 16% 16% 17% 18% 20% 20% 21% 22% 23% 23% 24% 25% 39% 41% 42% 45% 48% 50% 52% 51% 55% 56% 58% 60% 61% 59% 59% 59% 59% Source: SEC filings, First Call Capital IQ and Factset. Market data as of 11/7/2013. • 2005 revenue includes revenue from Personal Computing Business • Services and Other includes Global Financing and Other revenues

9 Lead how the world connects, interacts and transacts with business. We run the everyday transactions that make your life easier. Partner with our customers to enable the next generation of productivity gains and consumer experience innovation.

NCR BUSINESS SYSTEM DRIVING A CONTINUOUS IMPROVEMENT CULTURE WE ARE NCR INVEST IN OUR PEOPLE SOFTWARE & SAAS  GROW AVAILABLE MARKET  WIN IN MARKET ADJACENCIES  DRIVE ECOSYSTEM LEADERSHIP  GROW MARKET SHARE  EXPAND INTO UNDERPENETRATED GEOGRAPHIES  GROW ALL INDUSTRY TIERS AND SMALL BUSINESS TRUSTED PARTNER TO THE CUSTOMERS WE SERVE 10 Our Business Strategy Global leader in consumer transaction technologies

Omni- Channel Omni- Commerce Cash Check Debit Credit Loyalty Promotions Mobile OnlineSocial Tablet mPoS Kiosk Our Unique Value Driving productivity gains and consumer experience innovation for our customers Opportunity: Integrating Omni-Channel and Omni-Commerce ‘Next Normal’: Evolution of connect, interact and transact MEGATREND Connectivity MEGATREND Mobility MEGATREND Cloud / SaaS MEGATREND Urbanization MEGATREND New Middle Class MEGATREND Payment Models 11

Growing our Available Market



NCR Available Market
ATM
POS
Self-Checkout
$20B
Enterprise Software
Managed Services
Cash Management
ATM
POS
Self-Checkout
$37B
Payments & Processing
Promotions & Loyalty
Small Business
Branch / Store Automation
Enterprise Software
Managed Services
Cash Management
ATM
POS
Self-Checkout
$82B



Aloha Mobile
Silver
Mobile Pay
Mobile Boarding Pass
Self-Checkout
POS
Interactive Branch Solutions

SOURCE: CAPITAL IQ as of 12/21/12; NCR ANALYSIS

12

Clear Vision for Future State Business Model Well positioned for long-term and sustainable growth FY 2016 Revenue $7.3 - $7.7 billion Gross Margin Rate(1) Expansion ~300 basis points from FY ‘13 Expense as % of Revenue ~17% NPOI(1) as % of Revenue 14% -15% Software(2) Revenue $1.2 - $1.3 billion or 16% - 17% of revenue Recurring(3) Revenue ~37% 13

Today’s Themes 2013 Investor Day  The new NCR…hardware-enabled & software-driven  Geographic, Industry and Revenue diversity  Innovation…Cloud, Mobile, Big Data and Branch  Continuous Improvement / productivity remains center stage  Successfully navigating legacy issues and growth initiatives 14

Today’s Agenda Andy Heyman SVP and GM, Financial Services John Bruno EVP, Corporate Development & CTO Kim Eaton SVP and GM, Hospitality Our Objectives for Today Bob Fishman SVP, CFO and Chief Accounting Officer  Provide a deeper understanding of our strategy, markets, solutions and financial outcomes  Educate you about NCR’s expanding global market opportunities  Communicate our 2014 – 2016 business plan model, free cash flow and capital structure goals  Answer key questions on your mind Q&AFinancial Retail Hospitality Finance 15 ?

Footnotes (1) This is a non-GAAP measure. An explanation of non-GAAP measures and a reconciliation of GAAP to non-GAAP measures are included in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website. (2) Software includes software, software as a service (SaaS) and software maintenance, but excludes professional services associated with software delivery. (3) Recurring revenue is the sum of SaaS, hardware maintenance and software maintenance revenue. 16

FINANCIAL SERVICES INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE Andy Heyman SVP, Financial Services

NCR Confidential Agenda Key Industry Trends Retail Banking Transformation Strategy & Execution NCR State of Business 18

Global leader in ATMs and Multi-Vendor ATM software Globally diversified business, supporting the growth of cash usage FinTech leader in multi- channel software High availability and managed services leader globally THE Global Financial Services Technology Leader 625K ATMs globally powered by NCR APTRA software $1T+ Cash dispensed annually from NCR ATMs 55M Checks deposited annually through NCR Mobile Passport software 118 Global service reach in 118 countries Source: RBR, NCR 19

 $‐  $500  $1,000  $1,500  $2,000  $2,500  $3,000 $3,500 2009 2010 2011 2012 2013(e) Rest of World NAMER State of Business  Rest of world steadily growing  NAMER business declined in 2013 vs. 2012  SW/PS mix as % of revenue estimated to improve by 60 bps in 2013 vs. 2012  Backlog gross margin expansion estimated to grow by 300 bps in 2013 vs. 2012  OI margin expanded by 60 bps through Q3 2013 YTD ($’s in Millions) 2009 – 2013 Revenue Progression +1% +13% +7% +0%* 75% 25%29% 71% 71% 71% 76% 29% 29% 24% 20 * 2013(e) in constant currency

Financial Services Landscape Driver Characteristic Our customers • Regulation and compliance increase costs and limit fee income • Customer relationships are crucial • Branch infrastructure expected to change • Interest rate expansion represents potential revenue tailwind Our customers’ customers • Expecting service where, when, and how they want • Consumer loyalty is low • Branches remain relevant Our customers’ capabilities • Accelerate mobile usage • Faster time to market for offers • Leverage self-service success to transform branches 21 FINTech companies have the opportunity to help banks accelerate change

Geographic Impact of Trends 22Relevance of trends in a region Source: Forrester Research, Gartner, IMF, RBR, NCR Research

Key Drivers Transforming NCR Business 7+ Years2013 (e) SW/PS as % of Revenue 14% 20% Consumer Driven Revenue $10M $100M Available Market $13.6B $25B NPOI% 10.8%* 15% - 17% * Q3 2013 YTD actual results Source: RBR, UK Telegraph Finance, ameinfo.com, Australian Bankers Assoc. NCR Estimates 23

Financial Industry Technology Spend $200B 24 Financial Industry Eco System Rankings & Spend Total Market  $34.1B Available  $13.6B Addressable $7.8B Source: RBR, CEB, Gartner, IMF GDP Data, NCR Estimates, American Banker

The Economics of a Traditional Network 2016 (e) Revenue Target segment/ micro market Traditional Existing Branch Estate 10 “Traditional Format” Branches 25

The Economics of a Traditional Network 2016 (e) Revenue Target segment/ micro market Traditional Traditional Expansion Expanded Branch Estate 15 “Traditional Format” Branches 26

Traditional Network Growth Model Existing Network $16M $2.7M $0.5M Existing 10 Branches 15 Branches Traditional Network Expansion $6.3M• Pre Tax Operating Income (PTOI) $9.6M 33%• PTOI as % of Total Revenue 33% • Credit balance & Loan balance revenue • Service & product based fee income • Lending fee income $24M $4.1M $0.9M • Interest Expense • Staffing • Overheads $4.8M $4.0M $4.1M $7.2M $6.0M $6.2M Total Revenue $19.2M $29M Total Expense $12.9M $19.4M 27 Source: NCR. Represents a hypothetical model.

The Economics of a New Retail Network Target segment/ micro market Traditional Iconic Express Micro NCR Transformed Estate 25 ‘Profitable’ Branch formats compared to Traditional Branches 28

NCR Technology Enables Profitable Growth Traditional Network Expansion $24M $4.1M $0.9M 15 Branches 25 Branches NCR Network Expansion $9.6M• Pre Tax Operating Income (PTOI) $16.6M 33%• PTOI as % of Total Revenue 49% • Credit balance & Loan balance revenue • Service & product based fee income • Lending fee income $27.7M $4.8M $1.3M • Interest Expense • Staffing • Overheads $7.2M $6.0M $6.2M $6.2M $4.1M $6.9M Total Revenue $29M $33.8M Total Expense $19.4M $17.2M 29 Source: NCR. Represents a hypothetical model.

The “Playbook” for Retail Bank Transformation Key Performance Metrics NPS + Profit per square foot = Market Share Sales and Service • Interactive Banker • Interactive Expert • Digital Expert Customer Experience • Interactive Teller • Mobile Cash Withdrawal Transaction Automation • Intelligent Deposit • TCR • Mobile Deposit 30

NCR – Consumer Experience Banking (CxB) Software



ENTERPRISE Services
Core Banking
Teller Systems
Payment ATM Switch
Service Platform
Digital Channels
Assisted Service
Kiosk & SelfServ
Sales & Service
Contact Center
Consumer Channels
Relationship Marketing & Loyalty
Payments & Processing
Cash Management
Security
Availability & Operations
Consumer Experience Platform (CxP)
Data
ESB – Unified Integration Layer
Financial Transaction Hub
EXTERNAL Services
Check Cashing
P2P Payments
SMB Payments
Bill Payments

31

2013 – Execution of our Branch Transformation Vision 32 75+ APTRATM Interactive Teller Customers We have built industry mindshare and leadership Launch of APTRATM Interactive Banking Interactive Teller has been installed in over 30 states, provinces and countries

33 2013 – Execution of our Branch Transformation Vision 33 We are transforming retail banking through Consumer Experience and Industrial Design to impact banking processes APTRATM Interactive Banking We have built industry mindshare and leadership 75+ APTRATM Interactive Teller customers

2013 – Execution of our Branch Transformation Vision

75+ APTRA™ Interactive Teller customers

APTRA™ Interactive Banking

We have built industry mindshare and leadership

CNBC

A New Era of Branch Wars at Nation's Big Banks

"[APTRA Interactive Teller is] a multimillion-dollar project but a fairly quick payback for us," said Robin Walker, Salin's executive vice president in charge of administration and retail banking. – Indianapolis Business Journal, June 20

The Boston Globe

"Automated Teller Machines Add, Well, Tellers"

ATMs do a few things very well, like accept deposits and dispense cash. It turns out these marvelous machines can do much more when human tellers are involved in the transaction. The new interactive teller technology from NCR does just that. – NBC News, July 31

U.S.News & WORLD REPORT

Los Angeles Times

Bank of America rolls out ATMs with links to real tellers

34

NCR

 $‐  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000 2009 2010 2011 2012 2013(e) 2016 (e) Rest of World NAMER ($’s in Millions) 9.6% 9.5% 10.2%10.4% 10.8%** ~12-14% OI Margin= Operating income as a percent of revenue * 2013(e) in constant currency **Q3 2013 YTD actual results Financial Services Revenue Guidance +1% +13% +7% +0%* +4-6% CAGR 75% 25%29% 71% 71% 71% 76% 29% 29% 24% 71% 29% 35 OI Margin

Key Takeaways Upside exists through acceleration of retail network transformation 2013 (e) 2016 (e) Available market size $13.6B $20B SW/PS as a % of revenue 14% 17% Operating margin 10.8%* 12% - 14% *Q3 2013 YTD actual results Global funnel has grown over 20% to $5.1B since the end of 2012 36

37 RETAIL INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE John Bruno EVP, Corporate Development & CTO

Market Opportunity Growth Opportunity Retail Strategy & Solutions Agenda Who We Are 38

GARTNER CRM VENDOR LANDSCAPE #1 Multi-channel Customer Analytics GARTNER SERVICES REPORT #1 Market Share IT Services RBR ranks NCR #1 Self-checkout Shipments & Install base (70% global & 79% U.S. ship share) Who We Are Global Leadership Source: Market Share IT Services, March 2013 RBR: Global Self-Checkout 2013 Food & Drug Mass Merchandise Petrol Convenience Retail Department Specialty Retail 39

Industry Leaders Choose NCR Retail Serve 24 of the World’s Top 30 Retailers Food & Drug Mass Merchandise Petrol Convenience Retail Department, Specialty Retail 40

Retail Market Opportunity Addressable Market Expands with Retalix +$3B Greatest Opportunities for Growth • Software/SaaS • Geographic Expansion • Channel Expansion 2013-2016 Expected CAGR Total: 5.2% Available: 7.5% Addressable: 8.8% $23.1  $28.4  $13.5  $18.0  $9.3  $13.1  0.0 5.0 10.0 15.0 20.0 25.0 30.0 2013 2016 $ B Total Available Addressable Source: IDC, RBR, Gartner, and Internal Analysis 41

Market Expansion

Opportunities for Growth

NAMER	2013-2016 Expected CAGR
Addressable	7.6%

Department Specialty Retail
Self Checkout
Managed Services
NCR Silver

CLA/Brazil	2013-2016 Expected CAGR
Addressable	16%

Food & Drug, Mass Merchandise
Managed Services

EMEA	2013-2016 Expected CAGR
Addressable	12.5%

Department Specialty Retail
Petrol Convenience Retail
Self Checkout
Managed Services

Japan	2013-2016 Expected CAGR
Addressable	3.3%

Department Specialty Retail

APAC	2013-2016 Expected CAGR
Addressable	11.5%

Food & Drug, Mass Merchandise
Petrol Convenience Retail
Channel

Source: IDC, RBR, Gartner, and Internal Analysis

42

Global Expansion High Value Professional and Managed Services Software / SaaS Growth Strategy Execution Critical Drivers of Growth 43

Market Factors Informing Our Strategy 50% of Millennials use mobile devices to research products and reviews 55% of conversions (store visit, phone call or purchase) are triggered within 1 hour 90% of all the growth in the IT market will be driven by cloud, mobile, social and Big Data from 2013-2020 Retail SaaS growing over 30% by 2017 Cloud Explosion Provides flexible models Improves time to market Mobile Digitally empowered Buy anywhere, get anywhere Source: Google & Nielson; Mobile Search Moments, 3/2013. IDC predicts 2013 will be dominated by Mobile and Cloud 11/30/2102; IT Candor: 2012, Retail SaaS growth 44

POWER OF ONE SOLUTION- LED SERVICES CUSTOMER SUCCESS Strategic Themes The New NCR Retail 45

Retail Strategy Segments Revenue growth and margin expansion  Software and Saas  Professional Services  Managed Services 46

Control Costs & Inventory Management Engaging Consumers Digital Consumer Across Channels Customer Loyalty Disruptive Competition Theft Prevention Sales Growth and Costs Lack of Centralized Data Operating Efficiently Speed of Service Labor Optimization Cash Management Retailer Challenges 47

F u l l y i n t e g r a t e d H W / S W m o d e l Integrated Solutions Integrated End-to-End Portfolio Delivering Integrated Solutions The most comprehensive value proposition in the retail market 48

49 From Isolated Point Solutions to Unified Commerce Platform POS Mobile App Self Checkout eCommerce GUI GUI GUI GUI Business Logic Business Logic Business Logic Business Logic Data Data Data DataUnified Commerce Platform Unified Business Logic Layer Software Services and Business Processes Exposed via Industry Standard APIs Retail Objects (Item, Promotion, Customer, Basket, Payment, Tender…) Unified Data Layer Customer Data Product/Item Data Transaction Data Mobile eCommerceStore Omni-Channel

Integrated, Seamless Omni-Channel Experience Before During After Commerce Made Complete At the Checkout Product Search es ON THE GO Ads, Flyers Shopping Lists Social Networks IN STORE Digital Signage Digital Promotions AT HOME We make it easier for retailers to engage and influence customers in new ways across channels and touch points 50

 Beautification  Hardware Platforming  Availability Service Model POS SELF CHECKOUT Portfolio Strategy and Evolution 51 SILVER

Anatomy of a Sale *Complete POS, SCO lane configuration, average, based on attachment across all stores. ** Modelled view of solution includes POS (4) and SCO (8) lanes , SW, and Payments. Does not include customization, development, freight and start up, etc. Supermarket Example Average Supermarket Store (12 lanes) 2010 Product-Led Sale 2013 and Beyond Solution-Led Sale** Hardware - POS (8) - Self Checkout (4) - Peripherals $67,400 $118,400 Software $5,300 $32,515 Installation $2,400 $4,000 Professional Services/Systems Integration $2,000 $25,400 Total $78,700 $180,315 Annual Avg. Services Revenue Per Store* Hardware Maintenance $8,300 $13,300 Software Maintenance $900 $4,733 SaaS ---- $1,000 Total Avg. Annual Recurring Revenue Per Store* $9,200 $19,003 52

Retalix Integration Update Global Leadership Position in Software and Services POWER OF VALUE CREATION • Demonstrated leadership in OMNI-CHANNEL and INNOVATION • Improved Revenue mix – SW/Services • Integration underway; expected to complete in Q4 2014 • Q3 YTD revenue growth exceeding expectations • Exceeding integration synergy plans and reduced cost to achieve for 2013 • Market and customers continue to be very enthusiastic, demonstrated commitment • On track to achieve retention goals Highlights 53

0 500 1,000 1,500 2,000 2,500 3,000 2009 2010 2011 2012 2013 (e) 2016 (e) ~13-15% OI Margin +6% +4% +8-10% CAGR (6%)* 4.0% OI Margin 6.1% OI Margin 9.3%*** OI Margin +24-26%** OI Margin= Operating income as a percent of revenue *Excluding shift of customer accounts from Retail to Hospitality, growth would have been 3% ** 2013 (e) in constant currency ** *Q3 2013 YTD actual results Retail Revenue Guidance 0.7% OI Margin 4.3% OI Margin ($’s in Millions) 54

Key Takeaways Create High Value, Market-Driven Solutions Global Growth with Segment Focus Addressable Market Expansion Revenue Growth Grow Retail to $2.5B+ Gross Margin Expansion Customer Experience 55

HOSPITALITY INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE Kim Eaton SVP & GM, Hospitality

57 Agenda Market Opportunity Who We Are Our Solution Vision Strategy & Execution 57

NCR Hospitality Fast Casual Table ServiceQuick Service Table Service Theaters Sports Venues  #1 global provider of restaurant technology solutions  Over 140,000 active installations in 75 countries  Approximately 125,000 SaaS apps implemented and growing 20+% y/y  Customers include:  7 of the 10 fastest growing restaurant chains  6 of top 10 theater circuits  50% of major stadiums/arenas in the US 58

Industry Leaders Choose NCR Hospitality 59

Hospitality Market Opportunity Expanding Available and Addressable Markets $19.2 $20.6 $6.6 $9.1 $5.5 $7.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 2013 2016 B i l l i o n s Total Available Addressable 2013-2016 Expected CAGR Total: 2.3% Available: 11.3% Addressable: 12.4% Greatest Opportunities for Growth International expansion SMB SaaS Source: Euromonitor, Technomic, Internal Analysis 2013 2016 Available $1.4B $3.5B Addressable $0.6B $2.5B 60

Market Expansion NAMER 2013-2016 Expected CAGR Available 3.6% Addressable 3.0% CLA/BRAZIL 2013-2016 Expected CAGR Available 21.0% Addressable 36.6% ASPAC 2013-2016 Expected CAGR Available 48.6% Addressable 102.0% Source: Euromonitor, Technomic, Internal Analysis EMEA 2013-2016 Expected CAGR Available 27.7% Addressable 43.8% 61

Our Market Potential 9M+ sites = $19.2B total market 1M+ sites $5.5B addressable today Growing to $7.7B in 2016 Source: NCR internal data and customer feedback 62

Engaging Consumers Operating Efficiently Managing a Profitable Business The Digital Consumer Cultivating Customer Loyalty Competition from Grocery & C-Store Employee Theft Rising Costs of Food and Labor Lack of Centralized Data Speed of Service High-Quality Food Production Employee Satisfaction Restaurant Challenges 63

The Hospitality Evolution Category 1999 – 2005 2006 - 2012 2013 and Beyond Focus Area Store Front End Store Operations & Marketing Customer Revenue Growth Offering POS-driven Solution-driven SaaS-driven Architecture Local Enterprise Mobile/Cloud Available Market $2 billion $5 billion $7+ billion Addressable Market $1 billion $3 billion $6+ billion Hardware Maintenance, Software Maintenance, Support & SaaS $565 $1,200 $1,900+ 64

The Value We Create* NCR Improvements +2,000/year +$1/guest $122,000 -2% ($22,440) -2% ($22,440) -0.50% ($5,610) 0% ($0) 4.5% $56,590 Average Restaurant Guests 100,000/year Spend $10/guest Total Sales $1M Food Cost 30% $300,000 Labor Cost 30% $300,000 IT Cost 2%$20,000 OH Cost 33%$330,000 Profit 5%$50,000 Results 102,000 $11/guest $1,122,000 28% $314,160 28% $314,160 1.5% $16,830 33% $330,000 9.5% $106,590 * Hypothetical results of investment in NCR Hospitality solutions by restaurant with $1M in annual revenues. Based on NCR internal data and customer feedback. 65

Anatomy of a Sale SMB Example Avg. One-Time New Site Revenue 2010 2013+ Hardware (3.5 terminals per site) Peripherals POS Software Interactive Printer Solutions Programming, training and installation $14,000 $15,500 Annual Avg. Recurring Revenue Per Site 2010 2013+ Hardware Maintenance $300 $200 $500 $850*Software Maintenance Help Desk Services SaaS-based Solutions $200 $750 Merchant Processing $100 $200 Total $1,300 $1,800 *Hardware Maintenance, Software Maintenance and Help Desk included in one cohesive offering priced for the market vs. sold individually - increased attach rates by 20% 66

Strategy Execution Critical Drivers of Growth Global Expansion • Localized POS and SaaS solutions • Sales and channel partner coverage SMB • Lower-tier solutions • Sales coverage SaaS Acceleration • Solution innovation & mobility • SaaS sales specialists 67

Hospitality Revenue Guidance OI Margin= Operating income as a percent of revenue * Actual results from acquisition date, August 24, 2011 to December 31, 2011 ** 2013 (e) in constant currency *** Q3 2013 YTD actual results Estimated Revenue Growth (2013-2016) • International - 25 - 30%+ • SMB - 18 – 22% • SaaS - 22 – 30% 0 100 200 300 400 500 600 700 800 900 1,000 2011 * 2012 2013 (e) 2016 (e) ~17-19% OI Margin +270% +14-16% CAGR +15-18%** 15.6% OI Margin 16.3% OI Margin 16.4%*** OI Margin ($’s in Millions) 68

Key Takeaways 15.6% - OI % of Revenue 16.3% - OI % of Revenue 16.4% - OI % of Revenue *** High-Value, Market-Driven Solutions Global Solution Expansion SaaS and Global Sales CoverageGrow Hospitality Business to $1B Revenue Growth Gross Margin Expansion Customer Experience 69

FINANCIAL STRATEGY INVESTOR DAY NOVEMBER 11, 2013 NEW YORK STOCK EXCHANGE Bob Fishman Chief Financial Officer

Creating Shareholder Value – Going Forward Build a Sustainable & Leading Cost Structure Free Cash Flow Generation Profitable Revenue Growth 71

$4,579 $4,711 $5,291 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2009 2010 2011 2012 2013 (e) $5,730 +8% +3% Revenue Profile – Balanced Global Growth ($’s in Millions); *2013(e) in constant currency 9%-11%*+12%Revenue Growth Revenue Diversity (2012) AMEA 25% (USA 38%) Americas 49% Europe 26% Financial Services 56% Retail Solutions 29% Hospitality 9% Emerging Industries 6% 72

Strong revenue growth. Gross margin expanded in products and services as a result of higher volume, improved mix and cost reductions. Revenue and Gross Margin(1) by Products and Services Revenue Growth 2009 2010 2011 2012 Q3 2013 YTD Products $2,208 $2,301 $2,592 $2,854 6% Services $2,371 $2,410 $2,699 $2,876 12% Total $4,579 $4,711 $5,291 $5,730 9% ($’s in Millions) Gross Margin % (1) 2009 2010 2011 2012 Q3 2013 YTD Products 21.2% 22.3% 23.0% 25.0% 26.6% Services 22.8% 24.6% 26.8% 28.6% 29.9% Total 22.0% 23.5% 24.9% 26.8% 28.3% 73

Revenue growth and segment operating margin improvement led by higher volume, improved mix and cost reductions. Revenue and Operating Income (OI) by Segment Revenue 2009 2010 2011 2012 2013(e)* Financial Services $2,614 $2,645 $2,999 $3,201 Roughly Flat Retail Solutions $1,627 $1,717 $1,778 $1,667 +24% to 26% Hospitality $- $- $141** $522 +15% to 18% Emerging Industries $338 $349 $373 $340 +3% to 5% Revenue $4,579 $4,711 $5,291 $5,730 +9% to 11% Segment OI% (1) 2009 2010 2011 2012 Q3 2013 YTD Financial Services 9.6% 9.5% 10.4% 10.2% 10.8% Retail Solutions 0.7% 4.3% 4.0% 6.1% 9.3% Hospitality - - 15.6%** 16.3% 16.4% Emerging Industries 16.9% 17.2% 20.6% 22.1% 15.3% Total Segment OI% 7.0% 8.1% 9.1% 10.3% 11.1% ($’s in Millions; *2013(e) in constant currency); ** Actual results from August 24, 2011, date of acquisition of Radiant Systems, Inc. through December 31, 2011 74

$321 $383 $483 0 100 200 300 400 500 600 700 800 2009 2010 2011 2012 2013 (e) NPOI: Consistently Strong Growth ($’s in Millions) $700 - $720 +19% NPOI: Non-Pension Operating Income (1) +26% +19-22% $589 +22% 7.0% of Revenue 8.1% of Revenue 9.1% of Revenue 10.3% of Revenue ~11.5% of Revenue 75

$5,730 9%-11% * 6-8% CAGR 2012 2013 (e) 2016 (e) $7,300 - $7,700 Revenue and NPOI Growth Revenue $589 $700 - $720 14-18% CAGR 2012 2013 (e) 2016 (e) $1,000 - $1,100NPOI (1) ($’s in Millions ); *2013(e) in constant currency, which includes 2% unfavorable foreign currency fluctuations ~11.5% of Revenue 10.3% of Revenue ~14 -15% of Revenue 76

Revenue Growth and Higher Margin Opportunity Products Services Software (2) $475 $450 $525 2013 (e) Revenue ($’s in Millions) 2016 (e) Revenue 77

$560 29%-38% 16-18% CAGR 2012 2013 (e) 2016 (e) $1,200 – $1,300 Software and Recurring Revenue Growth Software(2) 2012 2013 (e) 2016 (e) 6 – 7% CAGR ~6% $2,150 Recurring Revenue(3) ($’s in Millions) 38% of Revenue 37% of Revenue 37% of Revenue $725-$775 78

Software Revenue Growth by Type Software Software as a Service (SaaS) Software Maintenance $175 $100 $175 2013 (e) Software Revenue ($’s in Millions) 2016 (e) Software Revenue (2) (2) 79

Software Revenue Growth by Segment 2013 (e) Software Revenue ($’s in Millions) 2016 (e) Software Revenue Financial Services Hospitality Retail Solutions $80 $210 $10 Emerging Industries $150 (2) (2) 80

 Increasing productivity  Reducing our cost structure  Simplifying our processes  Giving time back to sales  Improving the customer experience Key Initiatives: • Cost reduction and value engineering • Product lifecycle management • Solution complexity reduction program • Quote to Cash and Source to Pay process improvements • Hardware/Software Fulfillment • Design for serviceability, manufacturability and cost Managing for Margin $200 million to $300 million expected savings for the period 2014-2016 (50% reinvested) 81

$1.42 $1.73 $2.08 $2.70-$2.80 $4.10 - $4.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2009 2010 2011 2012 2013 (e) 2014 (e)* 2015 (e) 2016 (e) $3.60-$3.85 $2.49 Continued EPS Expansion EPS: Excluding Pension and Special Items (1) 14-18% CAGR * Guidance to be provided during the Q4 2013 earnings call 82

Forecast Revenue Growth and OI Margin Expansion by Segment * Estimated Segment OI (segment operating income excluding pension and special items) as a percentage of revenue by segment Segment Revenue’13 – ’16 CAGR 2016(e) OI%* Financial Services CAGR 4-6% 12-14% Retail Solutions CAGR 8-10% 13-15% Hospitality CAGR 14-16% 17-19% Emerging Industries CAGR 10-13% 16-18% 83

Strategic Trajectory of Pension Transformation

PHASE I
- ✓ Reduce volatility
- ✓ Reduce enterprise risk

PHASE III

PHASE II
- ✓ Reduce US underfunding
- ✓ Improve FCF
- ✓ Reduce overall liability

METRICS
- Funding gap
- NPOI – FCF conversion
- Size of liability
- Differential between GAAP/Non-GAAP EPS

NCR FINANCIAL METRICS EASIER TO UNDERSTAND
- Reduce underfunding
- Increase FCF
- Reduce global liability
- Simplify NCR
- Positive NPV transactions

GOALS
- Eliminate US underfunding
- Create $50-70M (net of interest) of annual FCF
- Remove ~$1B of liability
- Pension expenses declines to $20M annually

IMPACT

IMPACT

ADDRESS AND RESOLVE LEGACY PENSION ISSUES
- Reduce management time on legacy issues
- Rationalize international components of pension structure
- Reduce administrative costs
- Reduce enterprise risk

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Pension Funding Gap Progression NCR PENSION NET FUNDED STATUS ($ MILLIONS) * * Assumes US prefunds and no material change to international plan structure 85

2010 2011 2012 2013 ** 2014(e) ** PENSION FUNDING GAP $997M $1.443B $461M $250M $100M PENSION EXPENSE (BENEFIT) $59M $582M ($224M) $26M* $20M* PENSION LIABILITY $5.5B $6.2B $5.7B $5.1B $4.5B % OF ASSETS IN FIXED INCOME ~40% ~60% ~75% ~85% 80%-90% IMPACT ON FREE CASH FLOW (1) ($105M) ($125M) ($152M) ($87M) ($50-$75M) Pension Strategy Impacts * Excludes the impact of the actuarial mark-to-market adjustments that will be determined in the fourth quarter ** Assumes US prefunds and no material change to international plan structure 86

2013   Q1   Q2   Q3   Q4   Q1   Q2   Q3   Q4   Q1   Q2   Q3 Credit Facility Term Loan ‐$         ‐$         700$         700$         700$         700$         850$         850$         832$         815$         1,115$     Revolving Credit ‐            ‐            350           140           115           25             ‐            ‐            145           230           ‐            4.625% Notes due 2021 ‐            ‐            ‐            ‐            ‐            ‐            ‐            500           500           500           500           5.00% Notes due 2022 ‐            ‐            ‐            ‐            ‐            ‐            600           600           600           600           600           Other Debt 11             11             12             13             12             15             12             13             14             19             12             Balance Sheet Debt 11$           11$           1,062$     853$         827$         740$         1,462$     1,963$     2,091$     2,164$     2,227$     2011 2012 Using NCR’s Balance Sheet More Effectively Retalix Transaction Pension Phase II NCR EXTERNAL DEBT ($ MILLIONS) Radiant Transaction 87

NCR Debt Maturities NCR DEBT MATURITY SCHEDULE ($ MILLIONS) Note: Does not include activity under NCR’s corporate revolving credit facility and certain immaterial capital lease maturities No material debt maturities through 2017 88

NCR Capital Structure ($’s Millions except as indicated) 1. NCR Credit Facility interest rate is subject to a leverage-based pricing grid. Interest rate shown is as of the end of Q3 2013. As of September 30, 2013, approximately half of the Term Loan balance is subject to a floating-to-fixed interest rate swap which effectively converts the variable rate interest payments due on the Term Loan to a fixed rate of approximately 3%. Amount Outstanding % of Total Interest (Sept. 30, 2013) Capitalization Maturity Rate Term Loan A 1,115$        12.6% | Jul‐18 LIBOR + 1.75% 1 Revolving Credit ($850 mm) ‐               0.0% | Jul‐18 1.75%  1 Total Senior Secured Debt 1,115$        12.6% | | Senior Notes Due 2021 500              5.7% | Feb‐21 4.625% Senior Notes Due 2022 600              6.8% | Jul‐22 5.00% Other Debt 12                 0.1% | various various Total Debt 2,227$        25.3% | | Equity Market Capitalization 6,589           74.7% | ‐               ‐                  Total NCR Capitalization 8,816$        100.0% | 89

Net Debt

($ Millions)	2011	2012	2013E
(a) Term Loan	(700)	(850)	(1,115)
(b) Revolver	(140)	-	-
(c) 8 Yr. Bonds	-	(500)	(500)
(d) 10 Yr. Bonds	-	(600)	(600)
(e) Other Debt	(13)	(13)	(41)
Total Debt (a + b + c + d + e)	**(853)**	**(1,963)**	**(2,256)**
Cash	398	1,069	650
(f) Excess Cash	98	769	350
Total Net Debt (a + b + c + d + e + f)	**(755)**	**(1,194)**	**(1,906)**
Net Debt / Adjusted EBITDA[(1)]	1.3x	1.7x	2.3x

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Free Cash Flow Bridge – Full Year ($ Millions) FY 2013 (e) Net PP&E (97) Working Capital (10) Free Cash Flow (1) $225Pension & Postretirement* (107) Other (127) Cash Interest (71) FY 2012 Net PP&E (40) Working Capital 53 Free Cash Flow (1) $146 Pension & Postretirement* (171) Other (238) Cash Interest (15) Cash Taxes (73) Cash Taxes (32) * Excludes discretionary pension contributions of $180M in 2013 and $600M in 2012 ($’s in Millions) NPOI (1) $710 NPOI (1) $589 91

Core Working Capital Metrics 2011 2012 2013 Core Working Capital Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 946 980 1,128 1,032 1,065 1,078 1,124 1,086 1,193 1,266 1,349( a ) Accounts Receivable DRO ( Internal ) * 53 53 52 49 59 57 58 53 59 63 69 793 810 850 774 802 798 826 797 847 825 842( b ) Inventory Balance Inventory Turns (rolling 4 qtr avg) * 4.9 4.8 5.0 5.1 5.2 5.3 5.4 5.4 5.4 5.4 5.3 540 548 568 525 582 559 612 611 593 582 584( c ) Accounts Payable DPO ( Internal ) * 52 50 50 47 50 51 51 51 52 50 51 424 396 419 418 503 470 477 455 558 543 508( d ) Cust. Dept. & Deferred Rev 775 846 991 863 782 847 861 817 889 966 1,099Total ( a + b – c – d ) % of Quarterly Sales * 4 Qtr Avg as % of 4 Qtr Revenue * 73% 67% 73% 54% 63% 60% 60% 50% 63% 63% 71% 17% 17% 17% 16% 16% 16% 15% 14% 15% 15% 15% ($ Millions); * Internal ratios exclude Retalix 92

Free Cash Flow Generation * Assumes US prefunds and no material change to international plan structure 146 225 640 152 87 35 114 58 4014 40 0 426 410 715 0 100 200 300 400 500 600 700 800 2012 2013(e) 2016(e) Free Cash Flow Pension Disc Ops Special Items Adjusted Cash Flow 2012 2013(e) 2016(e) (A) Free Cash Flow (1) 146 225 640 (B) Pension 152 87 * 35 * (C) Disc Ops 114 58 40 (D) Special Items 14 40 0 (A+B+C+D+E) Adjusted Cash Flow (1) 426 410 715 (1) Cash flow per share $2.41 Cash flow per share $4.21 (1) Cash flow per share $2.51 93

Effective Tax Rate and Cash Tax Rate Analysis 27% 28% 25% 23% 27% 27% 27% 9% 12% 6% 13% 13% 13% 13% 5% 10% 15% 20% 25% 30% 35% 2010 2011 2012 2013(e) 2014(e) 2015(e) 2016(e) Effective Tax Rate Cash Tax Rate 94

Financial Policy  Maintain strong liquidity  Currently ~$700 million of unused revolver and $460 million of cash  Extended revolver term to 5 years in July 2013  Support NCR’s growth strategy with disciplined approach to M&A and capital investments  Increasing investments in SaaS technology  Pursue opportunistic acquisitions in our lines of business and adjacencies  Use strong, growing NPOI to reduce leverage over time  Balanced capital structure approach  No expected dividend initiatives; will consider share buybacks as necessary to offset dilution  Maintain capital structure flexibility and maintain leverage at 2.0x to 3.0x EBITDA  Manage down NCR legacy financial risks over the medium term 95

Execute on Phase III of pension strategy Free Cash Flow generation expected to improve driven by higher margin revenue Continue to manage the balance sheet for flexibility and liquidity, continued focus on working capital Cash generated to be used for organic growth and strategic opportunities Growth and significant profitability improvement in 2013 Key Takeaways Strong revenue growth expected over next three years, especially in software and services Cost reduction initiatives provide additional support to NPOI growth outlook 96

QUESTIONS?

Footnotes 1) This is a non-GAAP measure. An explanation of non-GAAP measures and the reconciliation of GAAP to non- GAAP measures are included in the supplementary non-GAAP materials in this presentation and/or on the investor relations page of NCR’s website. 2) Software includes software, software as a service (SaaS) and software maintenance but excludes professional services associated with software delivery. 3) Recurring revenue is the sum of SaaS, hardware maintenance and software maintenance revenue. 98

SUPPLEMENTARY NON-GAAP MATERIALS 99

Non-GAAP Measures While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, certain materials presented during this event will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the company’s results excluding certain items, such as pension expense, to assess the financial performance of the company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com. 100

Non-GAAP Measures NPOI and Non-GAAP EPS. The non-GAAP income from operations (i.e., non-pension operating income, or NPOI) and non-GAAP earnings per share included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses non-pension operating income and non-GAAP earnings per share to evaluate year-over-year operating performance. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income and non-GAAP earnings per share to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items. Free Cash Flow and Adjusted Free Cash Flow. Free cash flow (or FCF) and adjusted free cash flow do not have uniform definitions under GAAP. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment; additions to capitalized software; plus discretionary contributions to employee benefit plans. NCR defines adjusted free cash flow as free cash flow plus required pension contributions, cash provided by/used in discontinued operations, and cash flow impact of special items. NCR’s management uses free cash flow and adjusted free cash flow to assess the financial performance of the company and believes they are useful for investors because they relate the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow and adjusted free cash flow indicate the amount of cash generated after capital expenditures which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow and adjusted free cash flow do not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR believes Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items included in the definition of NPOI. NCR believes it’s ratio of net debt to Adjusted EBITDA provides useful information to its investors because it is an indicator of the Company’s ability to meet its future financial obligations. Constant Currency. NCR’s period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR’s management uses revenue on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior period revenue at current period monthly average exchange rates. 101

Income (Loss) from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) 2009 2010 2011 2012 2013 (e) 2016 (e) Income (Loss) from Operations (GAAP) $348 $298 $(148) $748 $546 - $566 $907 - $1,007 Pension expense (benefit) (55) 59 582 (224) 26 30 Impairment of assets related to an equity investment 22 - - - - - Global headquarters relocation 6 18 - - - - Legal settlements and charges - 8 - - - - Acquisition-related costs - - 37 23 46 - Acquisition-related amortization of intangibles - - 12 38 65 63 Acquisition-related purchase price adjustments - - - - 15 - OFAC and FCPA Investigations - - - 4 2 - Non-Pension Operating Income (non-GAAP) $321 $383 $483 $589 $700 - $720 $1,000 - $1,100 ($’s in Millions) 102

Diluted Earnings (Loss) Per Share from Continuing Operations (GAAP) to Diluted Earnings Per Share from Continuing Operations (non-GAAP) 2009 2010 2011 2012 2013 (e) 2015 (e) 2016 (e) Diluted Earnings Per Share from Continuing Operations (GAAP) $1.14 $1.72 $(0.61) $2.90 $2.08 - $2.18 $3.25 - $3.50 $3.75 - $4.15 Pension expense (benefit) 0.05 0.10 2.48 (0.72) 0.08 0.10 0.10 Impairment charge 0.19 0.05 - 0.05 - - - Global Headquarters relocation 0.02 0.07 - - - - - Japanese subsidiary valuation reserve - (0.24) - - - - - Legal settlements and charges 0.02 0.03 (0.01) - - - - Acquisition-related costs - - 0.17 0.10 0.20 - - Acquisition-related amortization of intangibles - - 0.05 0.15 0.27 0.25 0.25 Acquisition-related purchase price adjustments - - - - 0.06 - - OFAC and FCPA Investigations 0.01 0.01 - - Diluted Earnings Per Share from Continuing Operations (non- GAAP) $1.42 $1.73 $2.08 $2.49 $2.70 - $2.80 $3.60 - $3.85 $4.10 - $4.50 103

Cash Provided by (Used in) Operating Activities (GAAP) to Free Cash Flow (non-GAAP) 2012 2013 (e) 2016 (e) Cash provided by (used in) Operating Activities (GAAP) $(180) $329 $995 Cash provided by (used in) discontinued operations (114) * (58) (40) Net capital expenditures (160) (226) (315) Pension discretionary contributions and settlements 600 180 - Free Cash Flow (non-GAAP) 146 225 640 Cash provided by (used in) discontinued operations 114 58 40 Acquisition related costs 14 40 - Pension contribution excluding discretionary contributions and settlements 152 87 35 Adjusted Free Cash Flow (non-GAAP) $426 $410 $715 ($’s in Millions)* Cash provided by (used in) discontinued operations excludes cash provided by investing activities from discontinued operations of $99 million. 104

2009 2010 2011 2012 Q3 2013 YTD 2013 (e) Gross Margin as a % of Revenue (GAAP) 22.0% 22.9% 18.0% 28.7% 27.2% 27.4% Pension expense (benefit) (0.5%) 0.6% 6.8% (2.2)% 0.3% 0.3% Impairment of assets related to an equity investment 0.5% - - - - - Acquisition-related purchase price adjustments - - - - 0.3% 0.3% Acquisition-related amortization of intangibles - - 0.1% 0.3% 0.5% 0.6% Gross Margin as a % of Revenue Excluding Pension and Special Items (non- GAAP) 22.0% 23.5% 24.9% 26.8% 28.3% 28.6% Gross Margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue Excluding Pension and Special Items (non-GAAP) 105

Income (loss) from Operations (GAAP) to Adjusted EBITDA (non-GAAP) 2011 2012 2013 (e) Income (loss) from Operations (GAAP) $(148) $748 $556 Plus: Pension expense (benefit) 582 (224) 26 Plus: Special Items * 49 65 128 Non-Pension Operating Income (non-GAAP) 483 589 $710 Plus: Depreciation and amortization ** 116 128 125 Adjusted EBITDA (non-GAAP) $599 $717 $835 ($’s in Millions) * Refer to the reconciliation of Income (loss) from Operations to Non-Pension Operating Income for itemized listing of special items. ** Depreciation and amortization excludes the acquisition-related amortization of intangibles included within Special Items. 106

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